SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2007

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE	02-0181050
(a New Hampshire corporation)
Energy Park
780 North Commercial Street
Manchester, New Hampshire 03101-1134
Telephone: (603) 669-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7 - Regulation FD

Item 7.01	Regulation FD Disclosure

On June 29, 2007, Northeast Utilities (“NU”) distributed a letter to the financial community updating the status of the rate proceedings of its subsidiaries, Yankee Gas Services Company, The Connecticut Light and Power Company (“CL&P”) and Public Service Company of New Hampshire (“PSNH”).

Also on June 29, 2007, CL&P issued a news release announcing that it had filed a Letter of Intent with the Connecticut Department of Public Utility Control (“DPUC”) stating that CL&P will be seeking a 4.6 percent increase in customer rates, which if approved, would go in effect January 1, 2008. A copy of the Letter of Intent can be found at the DPUC’s website at the following address: http://www.dpuc.state.ct.us/DOCKCURR.NSF/f068a53a31082a558525664e00498f40/c2df40a27edfabeb8525730900484b5 e/$FILE/Letter%20of%20Intent.pdf

Copies of the letter distributed to the financial community and of the news release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference thereto.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2 , shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed by NU, CL&P and PSNH under the Securities Act of 1933, as amended, unless specified otherwise.

For further information, reference is made to NU’s, CL&P’s and PSNH’s Quarterly Report on Form 10-Q for the period ending March 31, 2007 at Management’s Discussion and Analysis of Financial Condition and Results of Operations-Regulatory Development and Rate Matters.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

Exhibits	Description
Exhibit 99.1	Letter to Financial Community distributed by NU on June 29, 2007.

Exhibit 99.2	News Release issued by CL&P dated June 29, 2007.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrants)

By:	/s/ Kerry J. Kuhlman
Name:	Kerry J. Kuhlman
Title:	Vice President and Secretary

Date: July 3, 2007